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                                                                      Exhibit 32

                           Certification Pursuant To
                               18 U.S.C. SS. 1350
                             As Adopted Pursuant To
                  Section 906 of the Sarbanes-Oxley Act of 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Famous Dave's of America, Inc. does hereby certify that:

     a) the Annual Report on Form 10-K of Famous Dave's of America, Inc. for the year ended December 28, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Famous Dave's of America, Inc.

Dated: March 29, 2004                   /s/ David Goronkin
                                        David Goronkin
                                        President and Chief Executive Officer

Dated: March 29, 2004                   /s/ Diana Garvis Purcel
                                        Diana Garvis Purcel
                                        Vice President, Chief Financial Officer
                                        and Secretary